Operating Revenues	6 Months Ended
Jun. 30, 2025
Revenue from Contract with Customer [Abstract]
Operating Revenues
2. Operating Revenues

The following table discloses operating revenues by contract type for the three and six months ended June 30, 2025 and 2024:

	Three months ended June 30, 2024	Three months ended June 30, 2025	Six months ended June 30, 2024	Six months ended June 30, 2025
	(in thousands)
Time charters	$86,278	$91,510	$175,367	$178,693
Voyage charters	45,323	25,695	77,254	78,414
Operating revenues from Unigas Pool	15,075	12,430	28,210	23,934
Total operating revenues	$146,676	$129,635	$280,831	$281,041

Time Charter Revenue

As of June 30, 2025, 34 of the Company’s 49 operated vessels (excluding the nine vessels operating within the independently managed Unigas Pool) were subject to time charters, 25 of which will expire within one year and 9 of which will expire within three years from the balance sheet date (December 31, 2024: 32 of the Company’s 47 operated vessels were subject to time charters, 23 of which will expire within one year, 9 of which will expire within three years). The estimated undiscounted cash flows for committed time charter revenue that are expected to be received on an annual basis for ongoing time charters, as of June 30, 2025, are as follows:

(in thousands of U.S. dollars)
Within 1 year	$234,706
In the second year	$68,812
In the third year	$17,593

For time charter revenue accounted for under ASC 842, the amount of accrued income on the Company’s unaudited condensed consolidated balance sheet as of June 30, 2025, was $2.9 million (December 31, 2024: $0.7 million). The amount of hire payments received in advance under time charter contracts, recognized as a liability and reflected within deferred income on the Company’s unaudited condensed consolidated balance sheet as of June 30, 2025, was $29.9 million (December 31, 2024: $24.5 million). Deferred income allocated to time charters will be recognized ratably over time, which is expected to be within one month from June 30, 2025.

Voyage Charter Revenue
Voyage charter revenue, which includes revenue from contracts of affreightment, are shown net of address commissions.

As of June 30, 2025, for voyage charter and contract of affreightment services accounted for under ASC 606, the amount of contract assets reflected within accrued income on the Company’s unaudited condensed consolidated balance sheet was $1.2 million (December 31, 2024: $5.1 million). Changes in the contract asset balance between balance sheet dates reflects income accrued after loading of the cargo commences but before an invoice has been raised to the charterer, as well as changes in the number of the Company’s vessels contracted under voyage charters or contracts of affreightment.

The period opening and closing balance of receivables from voyage charters, including contracts of affreightment, was $19.5 million and $8.2 million, respectively, as of June 30, 2025 (December 31, 2024: $18.3 million and $19.5 million, respectively) and is reflected within net accounts receivable on the Company’s unaudited condensed consolidated balance sheet.

The amount allocated to costs incurred to fulfill a contract with a charterer, which are costs incurred following the commencement of a contract or charter party but before the loading of the cargo commences, was $1.8 million as of June 30, 2025 (December 31, 2024: $2.5 million) and is reflected within prepaid expenses and other current assets on the Company’s unaudited condensed consolidated balance sheet.